UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2019

Sharing Economy International Inc.

 (Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-34591

(Commission File Number)

90-0648920

 (IRS Employer Identification No.)

No. 9 Yanyu Middle Road

Qianzhou Village, Huishan District, Wuxi City

Jiangsu Province, People’s Republic of China

(Address of principal executive offices)(Zip Code)

+86 51083397559

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On October 4, 2019, Sharing Economy International Inc., a Nevada corporation (the “Company”), notified MaloneBailey LLP (“MaloneBailey”), that the Company had dismissed MaloneBailey as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

MaloneBailey's services performed were limited to a review of the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2019. MaloneBailey did not provide any reports regarding the Company’s financial statements as of December 31, 2018 and 2017 and the statement of operations, stockholders’ equity (deficit) and cash flows for the years then ended.

During the subsequent interim period through the date of dismissal, the Company had no disagreement with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided MaloneBailey a copy of the above disclosures and requested MaloneBailey to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. MaloneBailey’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On October 2, 2019, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Exelient PAC (“Exelient”), the Company’s new independent registered public accountants, which appointment Exelient has accepted.

During the two most recent fiscal years and the interim period preceding the engagement of Exelient, the Company has not consulted with Exelient regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Exelient or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with RBSM and therefore did not discuss any past disagreements with Exelient.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from MaloneBailey LLP, dated October 7, 2019

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sharing Economy International Inc.

Date: October 7, 2019	By:	/s/ Jianhua Wu
Name: Jianhua Wu Title: Chief Executive Officer

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